Exhibit 10.21

FORM OF BRAZIL PAYMENT AGREEMENT

This BRAZIL PAYMENT AGREEMENT (this “Agreement”), dated as of [●], 2021, is by and among International Paper Investments (Luxembourg) S.à r.l., a Luxembourg société à responsibilité limitée (“IP”), IP Papers Holdings S.à r.l., a Luxembourg société à responsibilité limitée and wholly owned, indirect Subsidiary of Sylvamo Corporation (“Sylvamo Sub”), and Sylvamo North America, LLC (the “Guarantor”) (each a “Party” and together, the “Parties”).

WHEREAS, Sylvamo Sub is a wholly owned, indirect Subsidiary of International Paper Company and has indirect economic ownership of the Brazil Lands;

WHEREAS, following the separation and distribution of Sylvamo Corporation (“Sylvamo”) from International Paper Company pursuant to a Separation and Distribution Agreement, dated as of [●], 2021, by and between Sylvamo and International Paper Company (the “Separation Agreement”), Sylvamo Sub will no longer be a wholly owned, indirect Subsidiary of International Paper Company;

WHEREAS, the Parties desire to enter into this Agreement to set forth the terms and conditions on which Sylvamo Sub will make certain payments to IP upon the Transfer of the Brazil Property.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as set forth herein.

1. Definitions. The following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Affiliate” has the meaning ascribed to it in the Separation Agreement.

“Agreement” has the meaning ascribed to it in the preamble of this Agreement.

“Appurtenances” means all easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, public places, vaults, sewer rights, timber, timber rights, minerals, mineral rights, water, water courses, water rights and powers, parking areas, conservation areas, parks, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Brazil Lands and the Improvements.

“Brazil Lands” means the approximately 106,100 hectares of Eucalyptus forest lands and conservation lands in the States of São Paulo, Brazil and Minas Gerais, Brazil owned by Sylvamo Sub and its Affiliates as of the date of this Agreement. For the avoidance of doubt, the Brazil Lands do not include hectares acquired by Sylvamo Sub or its Affiliates in Brazil after the date of this Agreement.

“Brazil Payment” means the amount equal to US$100,000,000.

“Brazil Property” means, collectively, the Brazil Lands, the Improvements and the Appurtenances.

“Brazil Property Sale” has the meaning ascribed to it in Section 2(a).

“Brazil Property Sale Notice” has the meaning ascribed to it in Section 2(b).

“Change of Control” means, with respect to any Person, any occurrence resulting in (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities entitled to vote in the election of members of the board of directors or similar governing body of such Person having 50% or more of the then-outstanding voting power of such Person, in each case determined irrespective of whether such Person is subject to the Exchange Act; (b) such Person becoming a party to a merger, consolidation, share exchange, reorganization, sale of assets or other similar extraordinary transaction, or being the subject of a proxy contest, in each case as a consequence of which members of the board of directors or similar governing body of such Person in office immediately prior to such transaction or event constitute less than a majority of such board or other body thereafter; or (c) the sale, transfer or other disposition of all or substantially all of the assets of such Person.

“CPR Rules” has the meaning ascribed to it in the Separation Agreement

“Effective Time” has the meaning ascribed to it in the Separation Agreement.

“Exchange Act” has the meaning ascribed to it in the Separation Agreement.

“Improvements” means all buildings, structures and other improvements now or hereafter erected on the Brazil Lands and all building materials, equipment, fixtures and fittings of every kind or character now owned or hereafter acquired by Sylvamo Sub and its Affiliates for the purpose of being used or useful in connection with the alteration or repair of the buildings, structures and other improvements now or hereafter erected on the Brazil Lands, whether such materials, equipment, fixtures and fittings are actually located on or adjacent to the Brazil Lands or not, and whether in storage or otherwise, wheresoever the same may be located.

“IP” has the meaning ascribed to it in the preamble of this Agreement.

“Party” and “Parties” has the meaning ascribed to it in the preamble to this Agreement.

“Person” has the meaning ascribed to it in the Separation Agreement.

“Separation Agreement” has the meaning ascribed to it in the third recital to this Agreement.

“Subsidiary” has the meaning ascribed to it in the Separation Agreement.

“Sylvamo Sub” has the meaning ascribed to it in the preamble of this Agreement.

“Transfer” means any direct or indirect transfer, sale, exchange, assignment, distribution, pledge, encumbrance, hypothecation or other disposition of the Brazil Property, or any legal or beneficial interest therein, in whole or in part, including any grant of an option or other right or interest, or entry into any Contract, that would result in a reduction or diminution of the transferor’s economic ownership in the Brazil Property.

2. Brazil Property Sale.

(a) If, at any time following the Effective Time, Sylvamo Sub or any of its Affiliates Transfers all or any portion of the Brazil Property (a “Brazil Property Sale”) to a third party, Sylvamo Sub shall make the Brazil Payment to IP, by wire transfer of immediately available funds, within five (5) Business Days following the consummation of such Brazil Property Sale. For the avoidance of doubt, a direct or indirect Change of Control of Sylvamo Sub shall constitute a Brazil Property Sale. Notwithstanding anything herein to the contrary, a Transfer of up to 2.5% of the total acreage of the Brazil Lands in any calendar year, or 10% of the total acreage of the Brazil Lands in the aggregate following the Effective Time, shall not constitute a Brazil Property Sale for purposes of this Agreement.

(b) No later than the earlier of (x) five (5) Business Days following the signing of any definitive agreement with regard to a Brazil Property Sale and (y) thirty (30) Business Days prior to the consummation of any Brazil Property Sale, Sylvamo Sub shall provide written notice to IP of such Brazil Property (“Brazil Property Sale Notice”).

(c) The Brazil Payment is a gross amount, and Sylvamo Sub shall be entitled to deduct and withhold from any Brazil Payment otherwise payable pursuant to this Agreement any taxes required by applicable Law to be deducted or withheld from such payment, provided that, prior to making any such deduction or withholding (i) Sylvamo Sub shall provide at least thirty (30) Business Days’ prior written notice if any such deduction or withholding is required by applicable Law and provide IP a reasonable opportunity to provide forms or other evidence that would exempt such amounts from such deduction or withholding and (ii) Sylvamo Sub and IP shall cooperate and use commercially reasonable efforts to minimize or eliminate any such deduction or withholding in accordance with applicable law.

3. Termination. This Agreement shall be effective at the Effective Time and shall continue until (x) terminated by the mutual written consent of the Parties and (y) such time as when the Brazil Payment required to be made under this Agreement has been paid in full.

4. Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees to IP the due and punctual payment of, observance, performance and discharge of the obligations of Buyer with respect to the Brazil Payment, if and when due, pursuant to this Agreement. The Guarantor’s guarantee is an absolute, unconditional, irrevocable and continuing guarantee of payment and not merely of collectability, and IP shall not be required to proceed against Sylvamo Sub first before proceeding against the Guarantor hereunder.

5. Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided, that neither Party may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other Party; provided, however, that IP may assign this Agreement (including any or all of its rights and obligations hereunder) to any of its Affiliates without the consent of the other Party. Notwithstanding the foregoing, no such consent shall be required for the assignment of a Party’s rights and obligations under this Agreement in whole in connection with a Change of Control of a Party so long as the resulting, surviving or transferee Person assumes all the obligations of the relevant Party by operation of Law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party.

6. Notices. All notices, requests, claims, demands or other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by e-mail with receipt confirmed (followed by delivery of an original via overnight courier service or by registered or certified mail postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6):

If to IP, to:

[             ]

[             ]

[             ]

Attention: [             ]

E-mail: [             ]

If to Sylvamo Sub, to:

[             ]

[             ]

[             ]

Attention: [             ]

E-mail: [             ]

If to Guarantor, to:

[             ]

[             ]

[             ]

Attention: [             ]

E-mail: [             ]

A Party may, by notice to the other Party, change the address to which such notices are to be given.

7. Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be determined by a court of competent jurisdiction to be invalid, unenforceable or void, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.

8. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party. Delivery of an executed counterpart of a signature page to this Agreement (whether executed by manual, stamp or mechanical signature) by facsimile or by email portable document format (PDF) shall be as effective as delivery of a manually executed counterpart of this Agreement.

9. Amendments; Waivers. No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by a Party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement or modification. No failure or delay by either Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.

10. No Third Party Beneficiaries. The provisions of this Agreement are solely for the benefit of the Parties and are not intended to confer upon any other Person any rights or remedies hereunder.

11. Specific Performance. Notwithstanding anything to the contrary contained herein, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party that is, or is to be, thereby aggrieved will have the right to specific performance and injunctive or other equitable relief in respect of its rights under this Agreement, in addition to all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the Parties.

12. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY

ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

13. Jurisdiction; Service of Process. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF (AND ONLY IF) SUCH COURT FINDS IT LACKS SUBJECT MATTER JURISDICTION, THE FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN DELAWARE, AND APPELLATE COURTS THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RELATING HERETO, AND EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY (I) AGREES NOT TO COMMENCE ANY SUCH ACTION OR PROCEEDING EXCEPT IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF (AND ONLY IF) SUCH COURT FINDS IT LACKS SUBJECT MATTER JURISDICTION, THE FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN DELAWARE, AND APPELLATE COURTS THEREOF, (II) AGREES THAT ANY CLAIM IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF (AND ONLY IF) SUCH COURT FINDS IT LACKS SUBJECT MATTER JURISDICTION, THE FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN DELAWARE, AND APPELLATE COURTS THEREOF, (III) WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN SUCH COURTS AND (IV) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN SUCH COURTS. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 6, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.

14. Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or thereto or to the transactions contemplated hereby and thereby or to the inducement of any party to enter herein and therein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) and all issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement (and all Schedules hereto) shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) including all matters of validity, construction, effect, enforceability, performance and remedies. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines in a final, non-appealable order that Sylvamo Sub has breached this Agreement, the Sylvamo Sub will reimburse IP for its costs and expenses (including, without limitation, legal fees and expenses) incurred in connection with such litigation.

15. Interpretation. In this Agreement, (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other genders as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) unless otherwise stated, all references to any agreement shall be deemed to include the Exhibits, Schedules and Annexes to such agreement; (d) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (e) the word “or” shall not be exclusive; (f) unless otherwise specified in a particular case, the word “days” refers to calendar days; (g) references to “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions are generally authorized or required by law to close in (x) Memphis, Tennessee or (y) New York, New York; (h) references herein to this Agreement or any other agreement contemplated herein shall be deemed to refer to this Agreement or such other agreement as of the date on which it is executed and as it may be amended, modified or supplemented thereafter, unless otherwise specified; (i) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (j) unless otherwise specified, all dollar amounts in this Agreement, including the symbol “$”, refer to the lawful currency of the United States of America; and (k) all references to “the date hereof” or “the date of this Agreement” and words of similar import shall all be references to [                ], 2021.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

INTERNATIONAL PAPER INVESTMENTS (LUXEMBOURG) S.À R.L.

By:
Name:
Title:

IP PAPERS HOLDING S.À R.L.

By:
Name:
Title:

SYLVAMO NORTH AMERICA, LLC

By:
Name:
Title: